SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2018
Etsy, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)

(718) 880-3660
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Gary S. Briggs and Edith W. Cooper have been appointed to the Board of Directors of Etsy, Inc. ("Etsy") as Class III directors, effective April 5, 2018. With their appointments, the Board of Directors will increase to eight members. Mr. Briggs and Ms. Cooper will serve on the Compensation Committee of the Board of Directors. As independent non-employee directors, they will be compensated for their services pursuant to Etsy's Amended and Restated Director Compensation Program for Non-Employee Directors, effective January 1, 2018, filed as Exhibit 10.19.3 to Etsy's Annual Report on Form 10-K for the year-ended December 31, 2017 (the “Annual Report”). Etsy also expects to enter into its standard indemnification agreement for directors with each of Mr. Briggs or Ms. Cooper, the form of which is filed as Exhibit 10.1 to the Annual Report.

Mr. Briggs has served as the Vice President and Chief Marketing Officer of Facebook, Inc. since August 2013. In 2017, he announced that he planned to leave Facebook in 2018. Prior to Facebook, in 2013, Mr. Briggs served as an Adviser to the Chief Executive Officer of Motorola Mobility, a Google LLC company, and prior to that, in various executive roles at Motorola Mobility and Google from 2010 to 2013. Prior to that, from 2008 to 2010, he was the Chief Executive Officer of Plastic Jungle, Inc., an e-commerce company focused on the unspent gift card market. He has also served in various executive and marketing roles at Ebay, Inc. and other e-commerce and consumer goods companies. Mr. Briggs serves on the advisory boards of LendingClub Corporation, Lagunitas Brewing Company and ISDI Digital University. Previously, he served on the board of directors of LifeLock Inc. (sold: Symantec).

Ms. Cooper served as Executive Vice President, Global Head, Human Capital Management of Goldman Sachs Group, Inc. from March 2008 to December 2017, and, prior to that, she held various leadership positions in Goldman Sachs' Securities Division from 1996 to 2008. Ms. Cooper began her career in derivative sales at Bankers Trust and Morgan Stanley. She currently serves on the board of directors of Slack Technologies, Inc., the Museum of Modern Art and Mt. Sinai Hospital.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No. Description
99.1 Press release issued by Etsy, Inc. on March 28, 2018
99.2 Press release issued by Etsy, Inc. on March 29, 2018

Exhibit Index

Exhibit No. Description
99.1 Press release issued by Etsy, Inc. on March 28, 2018
99.2 Press release issued by Etsy, Inc. on March 29, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: __/s/ Cara Schembri____________
Cara Schembri
VP, Deputy General Counsel
Dated: March 29, 2018

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